UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Alliance MMA, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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July __, 2017

Dear Fellow Stockholder:

It is my pleasure to invite you to attend the Annual Meeting of Stockholders of Alliance MMA, Inc. at [10:00 a.m.], Eastern Daylight Time, on September 1, 2017, at ____________________.

The following pages contain the formal Notice of Annual Meeting and the Proxy Statement. If you plan to attend the Meeting, please detach the Admission Ticket from your proxy card and bring it to the Meeting.

At this year’s Annual Meeting, you will be asked to vote on the proposals set forth in the Notice of Annual Meeting of Stockholders and proxy statement, which describe the formal business to be conducted at the Annual Meeting and follow this letter.

Your vote is important. Whether you plan to attend the Annual Meeting in person or not, we hope you will vote your shares as soon as possible. Please mark, sign, date, and return the accompanying card in the postage-paid envelope or instruct us via the internet as to how you would like your shares voted. Instructions are on the proxy card. Voting by submitting a proxy card or via the internet will ensure representation of your shares if you are unable to attend the Annual Meeting.

Sincerely,

/s/ Paul K. Danner, III

Paul K. Danner, III
Chairman of the Board
Chief Executive Officer

NOTICE OF ANNUAL MEETING

OF STOCKHOLDERS

Friday, September 1, 2017

10:00 a.m. Eastern Daylight Time

The Annual Meeting of the Stockholders of Alliance MMA, Inc. (the “Company”) will be held on Friday, September 1, 2017 at 10:00 a.m. eastern daylight time, at ______________________________________ for the following purposes:

1.	To elect six (6) members of the Board of Directors of Alliance MMA, Inc. (the “Company”) to hold office until the next annual meeting or until their respective successors are duly elected and qualified;

2.	To ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017;

3.	To approve the Company’s Amended and Restated 2016 Equity Incentive Plan; and

4.	To consider and act on such other business as may properly come before the Meeting or any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

The Board of Directors has fixed the close of business on [August __], 2017 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting of stockholders, or at any adjournments or postponements of the Annual Meeting of Stockholders.

This notice provides only an overview of the information contained in the proxy statement and proxy card included in this mailing. Stockholders should read carefully the proxy statement and proxy card, electronic versions of which are available at [hyperlink to proxy statement available on company website]

Even if you plan to attend the Meeting, please mark, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope. You may revoke your proxy by filing with the Company a written revocation or by submitting a duly executed proxy bearing a later date. If you are present at the Meeting, you may revoke your proxy and vote in person on each matter brought before the Meeting. You may also vote over the internet using the internet address on the proxy card.

Paul K. Danner, III

Chairman of the Board

Chief Executive Officer

Dated: July __, 2017

2

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 1, 2017

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The attached proxy is solicited on behalf of the Board of Directors (the “Board”) of Alliance MMA, Inc., a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders to be held on September 1, 2017, at 10:00 a.m. local time (the “Annual Meeting”), or at any adjournment or postponement of this meeting, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at __________________________________.

Our principal executive offices are located at 590 Madison Avenue, 21st Floor New York, New York 10022, and our telephone number is (212) 739-7825. You may find our SEC filings, including our annual reports on Form 10-K, on our website at www.alliancemma.com.

Revocability of Proxies

You may change your vote at any time prior to the vote at the Annual Meeting. If you are a stockholder of record as of the Record Date, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to the Company at the address above prior to your shares being voted, or by attending the Annual Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically make that request. For shares you hold beneficially in the name of a broker, trustee or other nominee, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Voting and Solicitation

Only stockholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Each holder of record of shares of common stock on that date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

Properly delivered proxies will be voted at the Annual Meeting in accordance with the specifications made. Where no specifications are given, such proxies will be voted “FOR” Proposals One, Two and Three. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Annual Meeting. If, however, any matter not described in this Proxy Statement is properly presented for action at the Annual Meeting, the persons named as proxies in the enclosed form of proxy will have authority to vote according to their own discretion.

The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of common stock issued and outstanding on the Record Date. Shares that are voted “FOR,” “AGAINST,” “WITHHELD” or “ABSTAIN,” referred to as the Votes Cast, are treated as being present at the Annual Meeting for purposes of establishing a quorum. An abstention will have the same effect as a vote against a proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but such non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which a broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a particular proposal. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner.

If you hold your shares through a broker, bank or other nominee (“street name”) it is critical that you cast your vote if you want it to count. Thus, if you hold your shares in “street name” and you do not instruct your bank or broker how to vote in the election of directors, no vote will be cast on your behalf.

The cost of soliciting proxies will be borne by the Company. The Company may reimburse banks and brokers and other persons representing beneficial owners for their reasonable out-of-pocket costs. The Company may use the services of its officers, directors and others to solicit proxies, personally or by telephone, facsimile or electronic mail, without additional compensation.

Stockholder Proposals

Proposals of stockholders that are intended to be presented at our 2017 Annual Meeting of Stockholders in the proxy materials for such meeting must comply with the requirements of SEC Rule 14a-8 in order to be included in the Proxy Statement and proxy materials relating to our 2017 Annual Meeting of Stockholders.

QUESTIONS AND ANSWERS

Q:  When and where is the Annual Meeting?

A:  The Company’s Annual Meeting of Stockholders will be held at [10:00 a.m.], eastern daylight time, on [September 1, 2017], at ____________________________________.

Q:  What will I likely be voting on?

A:  There are three proposals that are expected to be voted on at the Annual Meeting:

•	to re-elect the current Board of Directors to serve as directors until the next Annual Meeting of Stockholders;
•	to ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017; and
•	to approve and ratify the Company’s Amended and Restated 2016 Equity Incentive Plan.

As of the date of this Proxy Statement, the Company is not aware of any additional matters to be raised at the Annual Meeting.

Q:  Who is entitled to vote?

A:  You are entitled to vote at the Annual Meeting if the Company’s records on [__________________] (the “record date”) showed that you owned the Company’s common stock, par value $.001 (the “Common Stock”). As of June 30, 2017, there were 10,376,322 outstanding shares of common stock held by 106 stockholders of record.

Q:  What are the Board’s recommendations?

A:  The Board of Directors recommends that you vote your shares:

-	FOR the Board of Director nominees;
-	FOR the appointment of Friedman LLP; and
-	FOR the Amended and Restated 2016 Equity Incentive Plan.

Q:  How many votes is each share entitled to?

A:  Each share of Common Stock has one vote. The enclosed proxy card shows the number of shares that you are entitled to vote. The Company has not provided for cumulative voting for the election of directors in our certificate of incorporation.

Q:  Do I need a ticket to attend the Annual Meeting?

A:  Yes. Retain the top of the proxy card as your admission ticket. One ticket will permit two persons to attend. If your shares are held through a broker, contact your broker and request that the broker provide you with evidence of share ownership. This documentation, when presented at the registration desk at the Annual Meeting, will enable you to attend the Meeting.

Q:  How do proxies work?

A:  The Board of Directors is asking for your proxy. Giving us your proxy means that you authorize us to vote your shares at the Meeting in the manner you direct. You may also abstain from voting. If you sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares in accordance with the Board of Directors’ recommendations.

Q:  How do I vote?

A:  You may:

•	Vote by marking, signing, dating, and returning a proxy card;

•	Vote via the internet by following the voting instructions on the proxy card or through the voting instructions provided by your broker, bank, or other holder of record. Internet voting procedures are designed to authenticate your identity, allow you to vote your shares, and confirm that your instructions have been properly recorded. If you submit your vote via the internet, you may incur costs associated with electronic access, such as usage charges from internet access providers and telephone companies; or

•	Vote in person by attending the Annual Meeting. We will distribute written ballots to any stockholder who wishes to vote in person at the Annual Meeting.

If your shares are held in street name, your broker, bank, or other holder of record will include a voting instruction form with this Proxy Statement. We strongly encourage you to vote your shares by following the instructions provided on the voting instruction form. Please return your voting instruction form to your broker, bank, or other holder of record to ensure that a proxy card is voted on your behalf.

Q:  Do I have to vote?

A:  No; however, we strongly encourage you to vote.

Q:  What does it mean if I receive more than one proxy card?

A:  If you hold your shares in multiple registrations, or in both registered and street name, you will receive a proxy card for each account. Please mark, sign, date, and return each proxy card you receive. If you choose to vote by internet, please vote each proxy card you receive.

Q:  Will my shares be voted if I do not sign and return my proxy card?

A:   If your shares are held in street name and you do not instruct your broker or other nominee how to vote your shares, your broker or nominee may use its discretion to vote your shares on “routine matters. For any “non-routine matters” being considered at the Meeting, your broker or other nominee would not be able to vote on such matters.

Q:  Can I change my vote?

A:  Yes. You may revoke your proxy and change your vote before the Annual Meeting by submitting a new proxy card with a later date, by casting a new vote via the internet, by notifying the Company’s Corporate Secretary in writing, or by voting in person at the Meeting. If you do not properly revoke your proxy, properly executed proxies will be voted as you specified in your earlier proxy.

Q:  What is a quorum?

A:  A quorum is the number of shares that must be present, in person or by proxy, in order for business to be transacted at the Annual Meeting. At least a majority of the outstanding shares eligible to vote must be represented at the Meeting, either in person or by proxy, in order to transact business.

Q:  Who will tabulate the votes?

A:  A representative from our Company, __________________, will tabulate the votes and act as inspector of election.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of election. The inspector will also determine whether a quorum is present at the Annual Meeting.

The shares represented by the proxy cards received, properly marked, dated, signed, and not revoked, will be voted at the Annual Meeting. If the proxy card specifies a choice with respect to any matter to be acted on, the shares will be voted in accordance with that specified choice. Any proxy card that is returned signed but not marked will be voted as recommended by the Board of Directors.

Q:  How are proposals approved by the Stockholders?

A:  The proposals described in this proxy will be approved by a majority of the votes cast. Although state law and our certificate of incorporation and bylaws are silent on the issue, abstentions or broker non-votes as to any matter will be included in the calculations as to the presence of a quorum, but will not be counted as votes cast in such matter in the calculation as to the needed majority vote.

Q:  Who will bear the costs of this solicitation?

A:  The Company is making this solicitation, and we will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. If you choose to access the proxy materials over the internet, however, you are responsible for internet access charges you may incur. The solicitation of proxies or votes may be made in person. We will also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

Q:  How do I obtain a copy of the Company’s materials related to corporate governance?

A:  The Company’s Corporate Governance materials, charters of each standing Board Committee, Code of Conduct, and other materials related to our corporate governance can be found in the Corporate Governance section of the Company’s website at [hyperlink to company website].

Q:  What should I do now?

A:  You should read this proxy statement carefully and promptly submit your proxy card or vote by the internet as provided on the proxy card to ensure that your vote is counted at the Annual Meeting.

PROPOSALS TO BE VOTED ON

PROPOSAL ONE	ELECTION OF DIRECTORS

(Item 1 on proxy card)

You will have the opportunity to elect the Board of Directors, currently consisting of six members, at the Annual Meeting. Each director will be elected for a one-year term.

The Board of Directors has nominated the following individuals, each of whom currently serves as a director, for election as directors at the Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE NOMINEES LISTED BELOW.

Paul K. Danner, III

Joseph Gamberale

Renzo Gracie

Mark Shefts

Joel D. Tracy

Burt A. Watson

Each nominee has extensive business experience, education and personal skills that qualifies him to serve as an effective Board member. The specific experience, qualifications and skills of each nominee are set forth below.

Paul K. Danner, III

Mr. Danner, 59, is our Chairman of the Board and Chief Executive Officer. Prior to joining the Company in 2016, Mr. Danner served as the Managing Director of Destiny Partners Worldwide, a global organizational management and business operations consultancy, from 2006 to 2016. From 2008 to 2010, Mr. Danner was also the Chief Executive Officer of China Crescent Enterprises, a publicly traded information technologies company headquartered in Shanghai, China. Previously, he served as Chairman and Chief Executive Officer of Paragon Financial Corporation, a publicly traded financial services firm listed on NASDAQ, from 2002 to 2006. From January 1998 to 2001, Mr. Danner was employed in various roles at MyTurn.com, Inc., a NASDAQ listed company, including as Chief Executive Officer. From 1996 to 1997, Mr. Danner was the Managing Partner of Technology Ventures, a consulting firm. From 1985 to 1996 he held executive-level and sales & marketing positions with a number of technology companies including NEC Technologies and Control Data Corporation. Mr. Danner served as a Naval Aviator flying the F-14 Tomcat, and subsequently as an Aerospace Engineering Duty Officer supporting the Naval Air Systems Command, for eight years on active duty plus 22 years with the reserve component of the United States Navy. Mr. Danner retired from the Navy in 2009 with the rank of Captain. Mr. Danner holds a BS in Business Finance from Colorado State University and an MBA from Old Dominion University and has completed curricula at the Naval War College, Defense Acquisition University and the National Defense University. The Board of Directors believes that Mr. Danner is qualified to serve as a director because of his management and leadership experience, particularly in growth stage and roll-up companies, the perspective he brings as our Chief Executive Officer, and his experience as an officer and director of several private and public companies.

Joseph Gamberale

Mr. Gamberale, 51, has served a director since our formation in February, 2015. Mr. Gamberale serves as the chairman of our compensation committee and a member of our audit and nominating committees. Prior to founding Alliance, Mr. Gamberale was the founder and managing member of Ivy Equity Investors, LLC, a New York-based private investment firm launched in 2014. From 2011 to 2014, Mr. Gamberale was a private investor. In 2001, Mr. Gamberale co-founded Centurion Capital Hedge Fund, a multi-strategy investment firm which he actively managed until his retirement in 2011. From 1996 through 2001, Mr. Gamberale oversaw the Athletes and Entertainers Private Client Group at Merrill Lynch where he advised clients on a wide spectrum of securities and industries, particularly involving roll-up transactions in fragmented businesses. From 1991 to 1996, Mr. Gamberale was a financial advisor at Solomon Smith Barney. Mr. Gamberale is a member of the Central Park Conservatory, Columbus Citizens Foundation, and Grand Havana Room and politically active in supporting numerous charitable organizations. Mr. Gamberale is a graduate of Rutgers University. The Board believes that Mr. Gamberale is qualified to serve as a director because of his extensive experience as an executive in the financial services industry, particularly as such experience relates to roll-up transactions.

Renzo Gracie

Mr. Gracie, 48, serves as a director. A martial arts legend, Renzo Gracie is a Jiu-Jitsu black belt from the famous Gracie family. Born in Rio de Janeiro, Brazil, Mr. Gracie is the grandson of Gracie Jiu Jitsu founder Carlos Gracie and son of 9th Dan BJJ black belt Robson Gracie, brother to Ralph and Ryan Gracie. Like most men in the Gracie family, Renzo started training Jiu Jitsu as an infant. He had formal instruction from many of the Gracie patriarchs, but two of his biggest influences were the legendary Rolls Gracie and Carlos Gracie Jr. (the man who later awarded him his black belt). Mr. Gracie has won numerous competitions, the most prestigious being the Abu Dhabi Combat Club (ADCC), in which he is a two-time champion. Mr. Gracie’s name is also synonymous with Vale-Tudo, the famous “no holds barred” style of fighting in Brazil that is credited with originating modern MMA. Mr. Gracie has fought all over the world for organizations such as Pride FC and the UFC. Mr. Gracie pioneered Brazilian Jiu-Jitsu in America in the 1990’s when he founded Renzo Gracie Academy in New York City, one of the cornerstones of Brazilian Jiu-Jitsu in America. Mr. Gracie is recognized as one of the sports best teachers and mentors. With his signature combination of charisma and intelligence, Mr. Gracie has guided students such as Matt Serra a former UFC Champion, Roger Gracie a ten-times Jiu Jitsu world champion, John Danaher the Jiu-Jitsu Coach to UFC Champions Georges St-Pierre and Chris Weidman, Shawn Williams, and Ricardo Almeida to black belt. The Board believes that Mr. Gracie is qualified to serve as a director because of his substantial experience in the MMA industry.

Mark Shefts

Mr. Shefts, 58, serves as a director and chairman of our audit committee and a member of our compensation committee. Since 2004, Mr. Shefts has served as the Chief Executive Officer of The Rushcap Group, Inc., a privately held investment and consulting firm. Since 2005, Mr. Shefts has served as a Trustee of The Onyx & Breezy Foundation, a non-profit organization. Previously, Mr. Shefts was the Director, President and co-owner of All-Tech Investment Group Inc., from 1987 to 2001, and Domestic Securities, Inc., from 1993 to 2011, each an SEC-registered broker dealer. Mr. Shefts has previously owned seats on both the New York Stock Exchange and the Chicago Stock Exchange. Mr. Shefts has been an arbitrator for the American Arbitration Association and FINRA Dispute Resolution, Inc. with an area of specialization in the field of financial services. Mr. Shefts holds FINRA Series 7, 24 and 63 licenses and a Series 27 qualification as a Financial and Operations Principal. Mr. Shefts is also certified as Financial Services Auditor and a Certified Fraud Examiner. Mr. Shefts has been a Director, EVP & Chief Financial officer of Arbor Entech Corp. and Solar Products Sun-Tank, Inc., each a publicly traded company. Mr. Shefts holds a BS in accounting from Brooklyn College of The City University of New York. The Board believes that Mr. Shefts is qualified to serve as a director because of his substantial experience as an executive in the financial services industry and his experience as an officer and director of several private and public companies.

Joel D. Tracy

Mr. Tracy, 55, serves as a director and a member of our audit and nominating committees. Mr. Tracy has been self-employed as a Certified Public Accountant since 1989, specializing in tax and estate planning for high net worth individuals. From 2004 to 2016, Mr. Tracy was the managing member of ABT Realty, LLC, a privately held real estate company. From 2008 to 2016, Mr. Tracy was the managing member of Vista Bridge Associates, LLC, a privately held company lending money for personal injury settlements. Previously, from 1980 to 2000, Mr. Tracy was the President of Auto-Rite Supply Company, Inc., a family owned auto parts store chain. He has been involved in various local and community organizations including the American Institute of Certified Public Accountants and Optimists International, a not-for-profit organization for children. Mr. Tracy holds a Bachelor of Science in Commerce from Rider College, Lawrenceville, New Jersey. The Board of Directors believe that Mr. Tracy is qualified to serve as a director because of his substantial experience as an accountant and financial services professional and his experience as an officer and director of several private and public companies.

Burt A. Watson

Mr. Watson, 67, serves as a director and as Executive Vice President, Operations. Mr. Watson began his decades long career in boxing and MMA as business manager to the legendary “Smokin” Joe Frazier where he handled all aspects of administrative support from contract negotiations and personal appearances to television interviews and public relations. As one of the industry’s most sought after event coordinators, Mr. Watson has worked with boxing greats Muhammad Ali, Larry Holmes, George Foreman, Ken Norton, Mike Tyson and Oscar De La Hoya. As an independent site coordinator Mr. Watson has assisted some of boxing’s most notable promoters, including Don King, Lou Duva, Frank Warren Sports of London, and Univision. In 2001, Mr. Watson began his career in MMA when UFC President Dana White recruited Mr. Watson to the UFC. During his tenure at the UFC from 2001 until 2015, Mr. Watson served as event and athlete relations coordinator. With extensive television relations, Mr. Watson has organized championship fights and boxing events on such networks as ESPN, Showtime, HBO, CBS and ABC. The Board believes that Mr. Watson is qualified to serve as a director because of his substantial experience and perspective in the MMA industry.

PROPOSAL TWO	APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Item 2 of Proxy Card)

The Audit Committee of the Board of Directors has selected Friedman LLP (“Friedman”), an independent registered public accounting firm, to audit the financial statements of the Company for the year ending December 31, 2017. The Company is submitting its selection of Friedman for ratification by the stockholders at the Annual Meeting. Friedman has served as our independent registered public accounting firm since February 2015. The Company’s bylaws do not require that stockholders ratify the selection of Friedman as the Company’s independent registered public accounting firm; however, the Company is submitting the selection of Friedman to stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection, the Audit Committee will reconsider whether to retain Friedman. Even if the selection is ratified, the Audit Committee at its discretion may change the appointment at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Principal Accountant Fees and Services

During 2016 and 2015, fees for services provided by Friedman were as follows:

	2016	2015
Audit Fees	$378,493	$50,000
Audit Related Fees	-	-
Tax Fees	-	-
Total	$378,493	$50,000

Audit Fees include amounts related to the audit of the Company’s annual financial statements and internal control over financial reporting, and quarterly review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q.

Audit Related Fees include amounts related to accounting consultations and services rendered in connection with the Company's issuance of senior notes in 2016 and 2015, respectively.

Tax Fees include fees billed for tax compliance, tax advice and tax planning services.

There were no other fees billed by Friedman for services rendered to the Company, other than the services described above, in 2016 and 2016. The Audit Committee has determined that the rendering of non-audit services by Friedman was compatible with maintaining their independence.

The Audit Committee pre-approves all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm. These services may include audit services, audit-related services, tax and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. During 2016 services provided by Ernst & Young were pre-approved by the Audit Committee in accordance with this policy.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF FRIEDMAN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2017.

PROPOSAL THREE	APPROVAL OF THE AMENDED AND RESTATED 2016 EQUITY INCENTIVE PLAN

(Item 3 of Proxy Card)

We are asking our stockholders at the Annual Meeting to approve our Amended and Restated 2016 Equity Incentive Plan (the “2016 Plan”). The 2016 Plan was originally approved, subject to obtaining stockholder approval, by our Board of Directors and became effective on September 2, 2016, and was subsequently amended and restated by the Board to increase the number of shares available under the 2016 Plan. If the 2016 Plan is approved by our stockholders, 2,000,000 shares of our common stock will be allocated to the 2016 Plan. Of the shares allocated, 1,406,417 shares will be available for future grants under the 2016 Plan as 593,583 shares have been awarded in the form of stock option and warrant grants, subject to stockholder approval of the 2016 Plan. Awards under the 2016 Plan may be granted to the Company’s directors, officers, consultants, advisors and employees; as of June 30, 2017, the Company had six directors, four officers who are not also directors and thirty employees. Unless earlier terminated by the Board, the 2016 Plan will terminate on, and no further awards may be granted after, July 30, 2026.

Summary of the 2016 Plan

The following is a summary of certain terms of the 2016 Plan, and is qualified in its entirety by reference to the express terms of the 2016 Plan, a copy of which accompanies this proxy statement.

Under the 2016 Plan, subject to approval of the 2016 Plan by our stockholders, the Company has granted and will continue to grant shares of the Company’s common stock to the Company’s directors, officers, employees and consultants. The 2016 Plan has been designed to provide the Board of Directors with an integral resource as it evaluates the Company’s compensation structure, performance incentive programs and long-term equity targets for executives and key employees. Set forth below is a summary of the 2016 Plan; this summary is qualified in its entirety by reference to the full text of the 2016 Plan, a copy of which accompanies this proxy statement.

Administration

The Plan is administered by the Board of Directors of the Company. The Board may designate as administrator of the 2016 Plan a Committee (the “Committee”) consisting of two or more directors who are (i) “Independent Directors” (as such term is defined under the rules of the Nasdaq Stock Market), (ii) “Non-Employee Directors” (as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended) and (iii) “Outside Directors” (as such term is defined in Section 162(m) of the United States Internal Revenue Code of 1986, as amended (the “Code”)). The administrator of the 2016 Plan designates recipients of options (“Options”) and restricted stock (“Restricted Stock”), determines the terms and conditions of each Option and Restricted Stock agreement and interprets the provisions of the 2016 Plan. The administrator will designate whether Options granted under the 2016 Plan will constitute Incentive Stock Options (“Incentive Options”) or Nonqualified Stock Options (“Nonqualified Options”).

Eligibility

Generally, directors, officers and employees of, and consultants and advisors to, the Company or any subsidiary are eligible to receive grants under the 2016 Plan; provided that Incentive Options may only be granted to employees of the Company and any subsidiary.

Stock Subject to the 2016 Plan

Stock subject to grants may be authorized, but unissued, or reacquired common stock. Subject to adjustment as provided in the 2016 Plan, (i) the maximum aggregate number of shares of common stock that may be issued under the 2016 Plan is 2,000,000. The shares of common stock subject to the 2016 Plan consist of unissued shares, treasury shares or previously issued shares held by any subsidiary of the Company. Any of such shares of common stock that may remain unissued and that are not subject to outstanding Options at the termination of the 2016 Plan will no longer be reserved for the purposes of the 2016 Plan, but until termination of the 2016 Plan the Company will at all times reserve a sufficient number of shares of common stock to meet the requirements of the 2016 Plan.

Terms and Conditions of Options

Options awarded under the 2016 Plan will be designated in the Award Agreement as either an Incentive Option or a Nonqualified Option. The purchase price of each share of common stock purchasable under an Incentive Option will be determined by the administrator at the time of grant, but will not be less than 100% of the Fair Market Value (as defined in the 2016 Plan) of such share of common stock on the date the Option is granted; provided, however, that for an Optionee who, at the time an Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any subsidiary, the purchase price per share of common stock will be at least 110% of the Fair Market Value per share of common stock on the date of grant. The purchase price of each share of common stock purchasable under a Nonqualified Option will not be less than 100% of the Fair Market Value of such share of common stock on the date the Option is granted.

The term of each Option shall be fixed by the administrator, but no Option will be exercisable more than ten years after the date on which such Option is granted or, in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option will be exercisable more than five years after the date on which such Incentive Option is granted.

Terms and Conditions of Restricted Stock

Restricted Stock may be granted to eligible participants at any time as shall be determined by administrator. Subject to the 2016 Plan, the administrator determines (i) the number of shares subject to a Restricted Stock award granted to any participant, and (ii) the conditions that must be satisfied for the grant, vesting or issuance of Restricted Stock, which typically will be based principally or solely on continued provision of services but may include a performance-based component.

Restricted Stock grants will be subject to the terms, conditions, and restrictions determined by the administrator at the time the stock or the restricted stock unit is awarded. Any certificates representing shares of Restricted Stock awarded shall bear such legends as shall be determined by the administrator.

Transferability of Awards

Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the participant, only by the participant, without the prior written consent of the administrator. If the administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the administrator deems appropriate.

Merger or Change in Control

In the event of a Change in Control (as defined in the 2016 Plan), the administrator may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the administrator. The administrator may also determine that, upon the occurrence of a Change in Control, each outstanding Option will terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee will receive, with respect to each share of the Company’s common stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount will be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the administrator shall determine in its sole discretion.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Company’s common stock, the administrator will make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the 2016 Plan and in the number and option price of shares subject to outstanding Options granted under the 2016 Plan, to the end that after such event each Optionee’s proportionate interest will be maintained (to the extent possible) as immediately before the occurrence of such event. The administrator shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options previously granted shall not be deemed modified within the meaning of Section 424(h) of the Code. Appropriate adjustments shall also be made in the case of outstanding Restricted Stock granted under the Plan.

Federal Income Tax Consequences

The following is a brief summary of the federal income tax consequences as of the date hereof with respect to awards under the 2016 Plan for participants who are both citizens and residents of the United States. This description of the federal income tax consequences is based upon law and Treasury interpretations in effect on the date of this proxy statement (including proposed and temporary regulations which may be changed when finalized), and it should be understood that this summary is not exhaustive, that the law may change and that special rules may apply with respect to situations not specifically discussed herein, including federal employment taxes, foreign, state and local taxes and estate or inheritance taxes. Accordingly, participants are urged to consult with their own qualified tax advisors.

Non-Qualified Options

No taxable income will be realized by the participant upon the grant of a non-qualified option. On exercise, the excess of the fair market value of the stock at the time of exercise over the option price of such stock will be compensation and (i) will be taxable at ordinary income tax rates in the year of exercise, (ii) will be subject to withholding for federal income tax purposes and (iii) generally will be an allowable income tax deduction to us. The participant’s tax basis for stock acquired upon exercise of a non-qualified option will be equal to the option price paid for the stock, plus any amounts included in income as compensation. If the participant pays the exercise price of an option in whole or in part with previously-owned shares of common stock, the participant’s tax basis and holding period for the newly-acquired shares is determined as follows: As to a number of newly-acquired shares equal to the number of previously-owned shares used by the participant to pay the exercise price, no gain or loss will be recognized by the participant on the date of exercise and the participant’s tax basis and holding period for the previously-owned shares will carry over to the newly-acquired shares on a share-for-share basis, thereby deferring any gain inherent in the previously-owned shares. As to each remaining newly acquired share, the participant’s tax basis will equal the fair market value of the share on the date of exercise and the participant’s holding period will begin on the day after the exercise date. The participant’s compensation income and our deduction will not be affected by whether the exercise price is paid in cash or in shares of common stock. Special rules, discussed below under “Incentive Stock Options - Disposition of Incentive Option Shares,” will apply if a participant surrenders previously-owned shares acquired upon the exercise of an incentive option that have not satisfied certain holding period requirements in payment of any or all of the exercise price of a non-qualified option.

Disposition of Option Shares

When a sale of the acquired shares occurs, a participant will recognize capital gain or loss equal to the difference between the sales proceeds and the tax basis of the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets. The capital gain or loss will be long-term capital gain or loss treatment if the shares have been held for more than twelve months. There will be no tax consequences to us in connection with a sale of shares acquired under an option.

Incentive Stock Options

The grant of an Incentive Stock Option will not result in any federal income tax to a participant. Upon the exercise of an incentive option, a participant normally will not recognize any income for federal income tax purposes. However, the excess of the fair market value of the shares transferred upon the exercise over the exercise price of such shares (the “spread”) generally will constitute an adjustment to income for purposes of calculating the alternative minimum tax of the participant for the year in which the option is exercised. As a result of the exercise a participant’s federal income tax liability may be increased. If the holder of an incentive stock option pays the exercise price, in full or in part, with shares of previously acquired common stock, the exchange should not affect the incentive stock option tax treatment of the exercise. No gain or loss should be recognized on the exchange and the shares received by the participant, equal in number to the previously acquired shares exchanged therefor, will have the same basis and holding period as the previously acquired shares. The participant will not, however, be able to utilize the old holding period for the purpose of satisfying the incentive stock option holding period requirements described below. Shares received in excess of the number of previously acquired shares will have a basis of zero and a holding period, which commences as of the date the common stock is issued to the participant upon exercise of the incentive option. If an exercise is effected using shares previously acquired through the exercise of an incentive stock option, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a disqualifying disposition has occurred.

Disposition of Incentive Option Shares.

If the incentive option holder disposes of the stock acquired upon the exercise of an incentive stock option (including the transfer of acquired stock in payment of the exercise price of another incentive stock option) either within two years from the date of grant or within one year from the date of exercise, the option holder will recognize ordinary income at the time of such disqualifying disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the stock on the date the incentive option is exercised or the amount realized on such disqualifying disposition. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the shares were held prior to the disqualifying disposition. In the event of such disqualifying disposition, the incentive stock option alternative minimum tax treatment described above may not apply (although, where the disqualifying disposition occurs subsequent to the year the incentive stock option is exercised, it may be necessary for the participant to amend his return to eliminate the tax preference item previously reported).

Our Deduction. We are not entitled to a tax deduction upon either exercise of an incentive option or disposition of stock acquired pursuant to such an exercise, except to the extent that the option holder recognized ordinary income in a disqualifying disposition.

Stock Grants

A participant who receives a stock grant under the 2016 Plan generally will be taxed at ordinary income rates on the fair market value of shares when they vest, if subject to vesting or other restrictions, or, otherwise, when received. However, a participant who, within 30 days after receiving such shares, makes an election under Section 83(b) of the Code, will recognize ordinary income on the date of issuance of the stock equal to the fair market value of the shares on that date. If a Section 83(b) election is made, the holding period for the shares will commence on the day after the shares are received and no additional taxable income will be recognized by the participant at the time the shares vest. However, if shares subject to a Section 83(b) election are forfeited, no tax deduction is allowable to the participant for the forfeited shares. Taxes are required to be withheld from the participant at the time and on the amount of ordinary income recognized by the participant. We will be entitled to a deduction at the same time and in the same amount as the participant recognizes income.

New Plan Benefits

The following table describes the benefits that will be received by or have been allocated to certain officers of the Company under the 2016 Plan. John Price, our Chief Financial Officer, and James Byrne, our Chief Marketing Officer, are the only executive officers of the Company to receive a grant under the 2016 Plan non-executive officers to receive grants under the 2016 Plan. Neither the directors of the Company nor any other officers of the Company have received or been allocated any awards under the 2016 Plan. This information is current as of the date of this proxy statement and is subject to change.

Name and Position	Dollar Value	Number of Options
John Price Chief Financial Officer	$364,326	200,000
James Byrne Chief Marketing Officer	$247,882	100,000
Executive Officer Group	$612,208	300,000
Non-Executive Director Group	$0	0
Non-Executive Officer Employee Group	$679,760	293,583
Total Outstanding Options	$1,291,967	593,583

CORPORATE GOVERNANCE

BOARD OF DIRECTORS

Role and Composition of the Board of Directors

The Company’s Board of Directors believes that good corporate governance principles and practices provide a strong foundation on which the Board is able to fulfill its responsibilities to the Company’s stockholders. The Board recognizes the interests of the stockholders and its other stakeholders, including employees, customers, suppliers, consumers, creditors, and the communities in which the Company operates, which are all essential to the Company’s success. Accordingly, the Board has adopted corporate governance principles relating to its role, composition, structure, and functions. The Board periodically reviews these principles and other corporate governance matters.

Role of the Board and Management

The Company’s business is conducted by its employees, managers, and officers under the direction of the Company’s Chief Executive Officer (“CEO”) and the oversight of the Board. The Board of Directors is elected by the stockholders to oversee management and to ensure that the long-term interests of the stockholders are being served. Directors are expected to fulfill duties of care and loyalty and to act with integrity as they consider matter that come before the Board.

As part of its general oversight function, the Board actively reviews and discusses reports by management regarding the performance of the Company, its strategy, goals, financial objectives, and prospects, as well as issues and risks facing the Company. The opinions of the independent Compensation Committee Board members are solicited with respect to the selection, evaluation, and determination of compensation and succession planning for the CEO and senior executive officers who report directly to the CEO. The Board oversees processes designed to maintain the quality of the Company, including the integrity of the financial statements, the integrity of compliance with laws and ethics, and the integrity of its relationships with its stakeholders.

Board Membership Qualifications

The Board has the responsibility for nominating director candidates to stockholders and filling vacancies. The Nominating and Corporate Governance Committee is responsible for recommending candidates to the Board (or evaluating candidates recommended by other Board members or third parties), as well as recommending the selection criteria used in seeking nominees for election to the Board. The Board has adopted the following director nominee selection criteria. Nominees should possess the highest personal and professional ethics, integrity, and values, and be committed to representing the long-term interests of all stockholders. Nominees should be selected on the basis of their business and professional experience and qualifications, public service, diversity of background, availability to devote sufficient time to the Board and the needs of the Company in light of the qualifications of the other directors or nominees. Candidates should be persons who have demonstrated leadership in multinational companies or government, finance or accounting, higher education or other fields, and who are able to provide the Company with relevant expertise, industry knowledge or marketing acumen. Nominees should also represent all stockholders rather than any particular group of stockholders. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee considers the director’s past attendance at meetings and participation in and contribution to the activities of the Board. The Nominating and Corporate Governance Committee may use the services of an executive search firm to assist the Company in identifying potential nominees and to participate in the evaluation of candidates for Board membership. Stockholders may suggest nominees for consideration by submitting names of nominees and supporting information to the Corporate Secretary of the Company no later than 120 days prior to the one-year anniversary of the date of the prior year’s annual meeting.

Size of the Board

The Company’s certificate of incorporation provides that the number of authorized directors will be determined by our bylaws. Our bylaws provide that the number of authorized directors shall be determined from time to time by a resolution of the Board and any vacancies in our board and newly created directorships may be filled only by our Board. The Board currently consists of six directors and each will serve in office until his or her successor has been duly elected and qualified, or until the earlier of such director’s death or resignation.

Chairman and CEO

Although we have not adopted a formal policy on whether the Chairman of the Board and Chief Executive Officer positions should be separate or combined, we have determined that it is currently in the best interests of the Company, given its small size, and its stockholders to combine these roles.

Ethics and Conflicts of Interest

The Board expects its directors, as well as the Company’s officers and employees, to act ethically at all times and to acknowledge their adherence to the policies comprising the Company’s Code of Business Conduct. The Board will not permit any waiver of any ethics policy for any director or executive officer. The Board will resolve any conflict of interest question involving a director, the CEO, or a member of the Office of the Chairman, and the CEO will resolve any conflict of interest issue involving any other officer of the Company. The Code of Business Conduct is available at [hyperlink to Code on company website].

BOARD COMMITTEES

Number and Responsibilities of Committees

There are currently three committees of the Board: the Audit, Compensation, and Nominating and Corporate Governance Committees. The members of each committee are required to be “independent” based on NASDAQ requirements. The Board may form new committees, disband an existing committee, and delegate additional responsibilities to a committee. The responsibilities of the committees are set forth in written charters, which are reviewed periodically by the committees and the Board, and are available on the Company’s website at [hyperlink to charters on company website].

Committee Meetings

The chair of each committee, in consultation with committee members and in compliance with the committee’s charter requirements, determines the frequency of committee meetings and develops meeting agendas. The full Board is apprised of matters addressed by the committees in their meetings.

Description of Current Committees

Audit Committee

The Audit Committee has authority to review our financial records, engage with our independent auditors, recommend policies with respect to financial reporting to the Board of Directors and investigate all aspects of our business. The members of the audit committee are Mr. Shefts, who is the chairman, Mr. Tracy and Mr. Gamberale. The audit committee consists exclusively of directors who are financially literate. In addition, Mr. Shefts is considered an “audit committee financial expert” as defined by the SEC’s rules and regulations. All members of the Audit Committee currently satisfy the independence requirements and other established criteria of NASDAQ. The Audit Committee met [XX] times in 2016.

Compensation Committee

The Compensation Committee oversees our executive compensation and recommends various incentives for key employees to encourage and reward increased corporate financial performance, productivity and innovation. The members of the Compensation Committee are Mr. Gamberale and Mr. Shefts. All members of the Compensation Committee currently satisfy the independence requirements and other established criteria of NASDAQ. The Compensation Committee met [XX] times in 2016.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee identifies and nominates candidates for membership on the Board of Directors, oversees Board of Directors’ committees, advises the Board of Directors on corporate governance matters and any related matters required by the federal securities laws. The members of the Nominating and Corporate Governance Committee are Mr. Gamberale and Mr. Tracy. Both members of the Nominating and Corporate Governance Committee currently satisfy the independence requirements and other established criteria of NASDAQ. The Nominating and Corporate Governance Committee will consider stockholder recommendations for candidates for the Board of Directors. The Nominating and Corporate Governance Committee met [XX] times in 2016.

BOARD ACTIVITIES

Board Meetings

Regular meetings of the Board are held at least four (4) times per year, including by teleconference or other electronic means. The Board may hold additional meetings as needed to discharge its responsibilities. The Chairman of the Board, in consultation with other Board members, establishes the agenda for each Board meeting. Each Board member may suggest items for inclusion on the agenda.

Following the Company’s completion of its initial public offering in October 2016, the Board held two (2) meetings in 2016. Each director, other than Mr. Gracie, attended all Board of Directors and applicable committee meetings held in 2016; Mr. Gracie attended one of the two Board meetings held in 2016.

Board Materials

Information and data that is important to the business to be considered at a Board or committee meeting is distributed in advance of the meeting, to the extent possible.

Management Evaluation, Succession, and Compensation

The performance of the CEO is evaluated annually by the Compensation Committee, in consultation with the full Board, based upon objective criteria, including the performance of the business and the accomplishment of goals and strategic objectives. This committee also makes recommendations to the Board with respect to CEO succession. The CEO reviews management succession planning and development with the full Board of Directors on an annual basis. The Compensation Committee evaluates performance in setting CEO and senior executive officer salary, bonus, and other incentive and equity compensation.

Board Compensation

The Compensation Committee is responsible for recommending any changes in Board compensation. In discharging this duty, the committee is guided by the following considerations: compensation should fairly pay directors for work required for a company of Alliance’s size and scope; compensation should align directors’ interests with the long-term interests of stockholders; and the structure of compensation should be transparent and understandable.

Board Access to Management and Independent Advisors

Members of the Board have free access to the employees of the Company, and Board committees have the authority to retain such outside advisors as they determine appropriate to assist in the performance of their functions. Additionally, members of the Board may periodically visit Company facilities.

Approval of Goals and Strategic and Financial Objectives

The overall strategy of the Company is reviewed periodically at Board meetings.

Disclosure and Review of Corporate Governance Principles

The Company’s Corporate Governance Principles and all Board committee charters are available on the Company’s website at [hyperlink committee charters available on company website] and are also available in print to any stockholder upon request. The Nominating and Corporate Governance Committee reviews these Corporate Governance Principles periodically, and reports the results of this review to the full Board.

Policies on Business Ethics and Conduct

We have adopted a Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, and the principal accounting officer or controller or persons performing similar functions and also to other employees. The Code of Business Conduct and Ethics forms the foundation of a comprehensive program that requires compliance with all corporate policies and procedures and seeks to foster an open relationship among colleagues that contributes to good business conduct and an abiding belief in the integrity of our employees. The Company’s policies and procedures cover all areas of professional conduct, including employment policies, conflicts of interest, intellectual property, and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of the Company’s business.

Employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Business Conduct and Ethics.

The full text of the Code of Business Conduct and Ethics is published on the Company’s website at [hyperlink business/ethics code available on company website], and is available in print to any stockholder upon request.

Director Independence

The rules of the Nasdaq Stock Market, or the Nasdaq Rules, require a majority of a listed company’s board of directors to be composed of independent directors within one year of listing. In addition, the Nasdaq Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and governance committees be independent. Under the Nasdaq Rules, a director will qualify as an independent director only if, in the opinion of our Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Nasdaq Rules also require that audit committee members satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act, as amended. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In considering the independence of compensation committee members, the Nasdaq Rules require that our Board of Directors must consider additional factors relevant to the duties of a compensation committee member, including the source of any compensation we pay to the director and any affiliations with the company.

Our Board of Directors undertook a review of the composition of our Board of Directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our Board of Directors has determined that each of our directors other than Mr. Danner and Mr. Watson is independent as based on the definition of independence in the listing standards of the NASDAQ Stock Market LLC.

OFFICERS AND DIRECTORS

Executive Officers and Directors

The following table presents information with respect to our executive officers, directors and significant employees as of the date of this Proxy Statement:

Name	Age	Position(s)
Paul K. Danner, III	59	Chairman of the Board and Chief Executive Officer
Robert Haydak, Jr.	45	President
John Price	46	Chief Financial Officer
James Byrne	59	Chief Marketing Officer
Jason Robinett	42	Chief Technology Officer
Joseph Gamberale	51	Director
Renzo Gracie	48	Director
Mark Shefts	58	Director
Joel Tracy	55	Director
Burt A. Watson	67	Director, Executive Vice President, Operations

Backgrounds of non-director officers

The following is a brief account of the education and business experience during at least the past five years of Mr. Haydak, Mr. Price, Mr. Byrne and Mr. Robinett, indicating each person’s principal occupation during that period, and the name and principal business of the organization in which such occupation was carried out.

The education and business experience of our directors is set forth above under Proposal Number One.

Robert Haydak, Jr.

Mr. Haydak, 45, is our President. Prior to joining us in 2016, Mr. Haydak was the Chief Executive Officer of Cage Fury Fighting championships, a leading MMA promotion serving the Atlantic City, New Jersey and Pennsylvania markets from 2011. Prior to CFFC, Mr. Haydak served as Chief Executive Officer of Global Distribution Group, Inc., a privately held logistics and consulting firm serving domestic retailers seeking sales and distribution assistance in overseas markets which he co-founded in 2007. From 1997 through 2006 served as founder and President of RJH Express, Inc., a privately held residential home delivery company serving major retailers in the Northeast. A former NCAA Division 1 wrestler, Mr. Haydak holds a BS in Business Administration from Flagler College.

John Price

Mr. Price, 46, is our Chief Financial Officer. Prior to joining us in 2016, Mr. Price was Chief Financial Officer of MusclePharm Corporation, a publicly-traded nutritional supplement company. Prior to joining MusclePharm in 2013, Mr. Price served as vice president of finance—North America at Opera Software, a Norwegian public company focused on digital advertising. From 2011 to 2013, he served as vice president of finance and corporate controller GCT Semiconductor. From 2004 to 2011, Mr. Price served in various roles at Tessera Technologies including VP of Finance & Corporate Controller. Prior to Tessera Technologies, Mr. Price served various roles at Ernst &Young LLP. Mr. Price served nearly three years in the San Jose, California office and nearly five years in the Pittsburgh, Pennsylvania office. Mr. Price has been a certified public accountant (currently inactive) since 2000 and attended Pennsylvania State University, where he earned a Bachelor’s of Science Degree in Accounting.

James Byrne

Mr. Byrne, 59, is our Chief Marketing Officer and is a veteran of arena sports marketing.  Immediately prior to joining the Company in 2017, he operated a boutique marketing consultancy in Manhattan with clients Saatchi & Saatchi, Penn State University and SONY Pictures Classics. Previously he served as CMO of Glory Sports International Pte Ltd. d/b/a Glory Kickboxing, headquartered in Singapore from 2012 to 2014. From 2002 to 2014, Byrne served as Executive Consultant to Zuffa, LLC d/b/a Ultimate Fighting Championship advising ownership of media opportunities, joint ventures and marketing partnerships.  Byrne also oversaw the "Attitude Era" at World Wrestling Entertainment (WWE - an NYSE listed company) from 1999-2001, and guided the company through a highly-visible public offering. Byrne's career prior includes a concentration in televised offerings at Carsey-Werner (Roseanne, Cosby, That 70s Show), The Walt Disney Company and Interpublic Group (IPG - an NYSE listed company). He holds a BA from Georgetown University.

Jason Robinett

Mr. Robinett, 42, is our Chief Technology Officer. Prior to joining the Company in 2016, Mr. Robinett served in a variety of leadership positions within the technology industry in addition to his role as VP of Operations for Combat Games MMA promotion. From 2008 to 2015, Mr. Robinett served as Chief Information Security Officer and later as Director of Technology Services for Watermark Estate Management Services, a private entity which oversees many of Bill Gates' personal and family matters where he was responsible for the establishment of a variety of security controls and technologies used to ensure highly available services on a global scale. From 2000 to 2008, Mr. Robinett held a variety of positions including Director of Information Security/Chief Information Security Officer for Expedia, Inc, (EXPE – a Nasdaq listed company) where he created the company’s global information security organization. From 1997 to 2000, Mr. Robinett was a founding member of 4sure.com, an online computer hardware retailer which was acquired by Office Depot in late 2000 to provide their ecommerce platform. He holds a BS in Information Technology with a focus on Information Security from Washington Governors University.

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors is primarily responsible for overseeing our risk management processes. The Board of Directors receives and reviews periodic reports from management, auditors, legal counsel and others, as appropriate, regarding the Company’s assessment of risks. The Board of Directors focuses on the most significant risks facing the Company and our general risk management strategy, and also ensures that the risks we undertake are consistent with the Board of Directors’ risk parameters. While the Board of Directors oversees the risk management process, our management is responsible for day-to-day risk management and, if management identifies new or additional significant risks, it brings such risks to the attention of the Board. We believe this division of responsibilities is the most effective approach for addressing the risks facing the.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, statements of changes in beneficial ownership and annual statements of changes in beneficial ownership with respect to their ownership of the Company’s securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of such reports received by us, and on written representations by our officers and directors regarding their compliance with the applicable reporting requirements under Section 16(a) of the Exchange Act, and without conducting an independent investigation of our own, we believe that with respect to the fiscal year ended December 31, 2016, our officers and directors, and all of the persons known to us to beneficially own more than 10% of our common stock filed all required reports on a timely basis.

Non-Executive Director Compensation Table

The following summary compensation table sets forth information concerning compensation for services rendered in all capacities during 2016 and 2015 awarded to, earned by or paid to our non-executive directors. The value attributable to any stock option awards reflects the grant date fair values of stock awards calculated in accordance with FASB Accounting Standards Codification Topic 718.

		Fees Earned or paid in cash	Stock awards	Option awards	Non-equity incentive plan compensation	Non-qualified deferred compensation earnings	All other compensation	Total
Name	Year	($)	($)	($)	($)	($)	($)	($)

Joseph Gamberale (1)	2016	—	—	—	—	—	—	—
	2015	—	—	—	—	—	—	—
Renzo Gracie (2)	2016	100,000	186,667	—	—	—	—	286,667
	2015	—	—	—	—	—	—	—
Mark Shefts (2)	2016	—	108,888	—	—	—	—	108,888
	2015	—	—	—	—	—	—	—
Joel Tracy (2)	2016	—	46,668	—	—	—	—	46,668
	2015	—	—	—	—	—	—	—
Burt Watson (2)	2016	18,000	46,668	—	—	—	—	64,668
	2015	—	—	—	—	—	—	—

(1)	Appointed as a Director on February 12, 2015.

(2)	Appointed as a Director on September 30, 2016.

Summary Executive Compensation Table

The following summary compensation table sets forth information concerning compensation for services rendered in all capacities during 2016 and 2015 awarded to, earned by or paid to our executive officers. The value attributable to any option awards and stock awards reflects the grant date fair values of stock awards calculated in accordance with FASB Accounting Standards Codification Topic 718. As described further in Note 8— Stockholders’ Equity to our consolidated year-end financial statements, the assumptions made in the valuation of these option awards and stock awards is set forth therein.

Name and Principal Position	Year	Salary ($)	Bonus Payments ($)	Stock Awards ($)	Option Awards	Non-Equity Plan Compensation ($)	All Other Compensation ($)	Total ($)
Paul K. Danner, III (1)	2016	44,423	102,083	420,000	-	-	-	556,506
CEO, Chairman and Secretary	2015	-	-	-	-	-	-	-
Rob Haydak (2)	2016	41,757	-	289,335	-	-	-	331,092
President	2015	-	-	-	-	-	33,000	33,000
John Price (3)	2016	67,257	-	-	364,326	-	-	431,583
Chief Financial Officer	2015	-	-	-	-	-	-	-

(1)

Mr. Danner was appointed CEO on May 11, 2016. Mr. Danner received 150,000 shares of Alliance common stock from an affiliate of the Company in June 2016 with a deemed fair value at the time of grant of $420,000 (or $2.80/share), which is included in Stock Awards in the table above.

(2)

Mr. Haydak was appointed President on September 30, 2016. Prior to this date Mr. Haydak received consulting based compensation from an affiliate of the Company for services incident to our IPO totaling $0 in 2016 and $33,000 in 2015 and is included in All Other Compensation in the table above. Additionally, Mr. Haydak received 103,334 shares of Alliance common stock from an affiliate of the Company in June 2016 for these services with a deemed fair value at the time of $289,335 which is included in Stock Awards in the table above.

(3)	Mr. Price was appointed CFO on August 3, 2016.

Compensation Committee Interlocks and Insider Participation

None of the members of the compensation committee is or has at any time during the past fiscal year been an officer or employee of the Company. None of our executive officers serve or in the past fiscal year has served as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of our Board of Directors or compensation committee.

Executive Employment Arrangements

On May 1, 2016, we entered into an employment agreement with Paul K. Danner, III (the “Danner Employment Agreement”), whereby Mr. Danner agreed to serve as our Chief Executive Officer for a period of two years, subject to renewal, in consideration for an annual salary of $175,000. Additionally, under the terms of the Danner Employment Agreement, Mr. Danner is eligible for merit-based increases to his compensation and to merit-based bonuses as established by the Board of Directors in its sole discretion.

On July 18, 2016, we entered into an employment agreement with Robert J. Haydak (the “Haydak Employment Agreement”), whereby Mr. Haydak agreed to serve as our President for a period of three years commencing on September 30, 2016 (the initial closing date of our initial public offering), subject to renewal, in consideration for an annual salary of $170,000. Additionally, under the terms of the Haydak Employment Agreement, Mr. Haydak is eligible for merit-based increases to his compensation and to merit-based bonuses as established by the Board of Directors in its sole discretion.

On August 3, 2016, we entered into an employment agreement with John Price (the “Price Employment Agreement”), whereby Mr. Price agreed to serve as our Chief Financial Officer for a period of three years, subject to renewal, in consideration for an annual salary of $175,000. Additionally, under the terms of the Price Employment Agreement, Mr. Price is eligible for merit-based increases to his compensation as established by the Board of Directors in its sole discretion. The Price Employment Agreement also provides for discretionary performance-based bonuses provided that in his first year of employment the bonus will not be less than $25,000 per quarter.

On February 1, 2017, we entered into an employment agreement with James Byrne (the “Byrne Employment Agreement”), whereby Mr. Byrne agreed to serve as our Chief Marketing Officer for a period of three years, subject to renewal, in consideration for an annual salary of $150,000. Additionally, under the terms of the Byrne Employment Agreement, Mr. Byrne is eligible for merit-based increases to his compensation and to merit-based bonuses as established by the Board of Directors in its sole discretion. As further consideration for his services, Mr. Byrne received a five-year option award to purchase an aggregate of 100,000 shares of our common stock with an exercise price of $3.55 per share, which was fully-vested on the date of the Byrne Employment Agreement.

On October 24, 2016, we entered into an advisory services agreement with Jason Robinette (the “Services Agreement”), pursuant to which Mr. Robinette provides certain technology consulting services to the Company, including serving as our Chief Technology Officer, for a period of one year, subject to renewal, in consideration for a monthly fee of $6,666.66. Additionally, under the terms of the Services Agreement, Mr. Robinette received a five-year option award to purchase an aggregate of 40,000 shares of our common stock with an exercise price of $4.50 per share, which vests in three equal annual installments provided Mr. Robinette is still providing services to, or is otherwise employed by, the Company at such time.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In February 2015, the Company entered into a loan agreement with Ivy Equity Investors, LLC which is an affiliate of the Company’s founder and current board member, Mr. Gamberale, who at the time was the Company’s sole director. On September 30, 2016, the Company completed its initial public offering, and the outstanding balance of the loan was repaid to Ivy Equity Investors, LLC.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of June 30, 2017: (i) by each of our directors, (ii) by each of the named executive officers, (iii) by all of our executive officers and directors as a group, and (iv) by each person or entity known by us to own beneficially more than five percent (5%) of any class of our outstanding shares. As of June 30, 2017, there were 10,376,322 shares of our common stock outstanding.

Amount and Nature of Beneficial Ownership as of June 30, 2017 (1)

Named Executive Officers and Directors	Common Stock	Options	Total	Percentage Ownership

Paul K. Danner	150,000		150,000	1.4
Robert J. Haydak, Jr (2)	257,834		257,834	2.5
John Price	-	-	-	-
James Byrne		100,000	100,000	1.0
Jason Robinette	45,734		45,734	0.4
Joseph Gamberale (3)	587,433		587,433	5.7
Renzo Gracie	66,667		66,667	0.6
Mark D. Shefts (4)	190,277		190,277	1.8
Joel D. Tracy	124,702		124,702	1.2
Burt A. Watson	16,667		16,667	*
Directors and Executive Officers as a Group (10 persons)	1,439,314		1,539,314	14.8
5% Stockholders Not Mentioned Above
Ivy Equity Investors, LLC (5)	359,343		359,343	3.5

*	Represents beneficial ownership of less than 1% of our outstanding stock.

(1)	In determining beneficial ownership of our common stock as of a given date, the number of shares shown includes shares of common stock that may be acquired upon the exercise of stock options within 60 days of June 30, 2017. In determining the percent of common stock owned by a person or entity on June 30, 2017, (a) the numerator is the number of shares of the class beneficially owned by such person or entity, including shares which may be acquired within 60 days of June 30, 2017 upon the exercise of stock options, and (b) the denominator is the sum of (i) the total shares of common stock outstanding on June 30, 2017 and (ii) the total number of shares that the beneficial owner may acquire upon exercise of stock options within 60 days of June 30, 2017. Unless otherwise indicated, the address of each of the individuals and entities named above is c/o Alliance MMA, Inc., 590 Madison Avenue, 21st Floor, New York, New York 10022.

(2)	In addition to the 103,334 shares of common stock held directly, also includes 154,500 shares of common stock held by the BRH Trust. The sole trustee of the BRH Trust is Mr. Haydak’s spouse, Maria Haydak. The sole beneficiary of the BRH Trust is Mr. Haydak’s minor child. Mr. Haydak disclaims beneficial ownership of such shares except to the extent of any pecuniary interest therein.

(3)	In addition to the 16,667 shares of common stock held directly, also includes 359,343 shares held by Ivy Equity Investors, LLC and 211,423 shares held by the JAG Family Trust. Mr. Gamberale has voting and dispositive power over the shares held by Ivy Equity Investors, LLC. The sole trustee of the JAG Family Trust is an independent third party. The sole beneficiary of the JAG Family Trust is Mr. Gamberale’s minor child. Mr. Gamberale disclaims beneficial ownership of the shares held by the JAG Family Trust except to the extent of any pecuniary interest therein.

(4)	In addition to the 38,888 shares of common stock held directly, also includes 151,389 shares held by the Rushcap Group, Inc., of which Mr. Shefts and his spouse, Wanda Shefts, are the sole stockholders. Mr. Shefts has voting and dispositive power over the shares held by the Rushcap Group, Inc.

(5)	The address of Ivy Equity Investors, LLC is 2 East 55th Street, Suite 1111, New York, New York 10022. Mr. Gamberale has voting and dispositive power over the shares held by Ivy Equity Investors, LLC.

Report of the Audit Committee

The Board of Directors has a separately-designated standing Audit Committee established in accordance with section 3(a)(58)(A) of the Exchange Act. The Audit Committee has three members: Mr. Mark Shefts., who serves as the Chairperson, Mr. Joel D. Tracy and Mr. Joseph Gamberale. The Audit Committee is comprised entirely of independent directors who meet the independence requirements of the Listing Rules of the NASDAQ Stock Market and the SEC. The Board of Directors has determined that Mr. Shefts meets the criteria and definition of an “audit committee financial expert” pursuant to Item 407(d) of Regulation S-K. The Audit Committee operates pursuant to a charter that is available on our website at [hyperlink to charter available on company website].

Management has primary responsibility for the Company’s internal accounting controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of Alliance MMA’s consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) and to issue a report as a result of such audit. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee serves as a focal point for communication among the Board of Directors and its committees, the independent registered public accounting firm and management, as the respective duties of such groups, or their constituent members, relate to the Company’s financial accounting and reporting and to its internal controls.

In performing its responsibilities, the Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016. These discussions included the matters required to be discussed by Statement on Auditing Standard No. 16, as adopted by the Public Company Accounting Oversight Board (Communication with Audit Committees).

The Audit Committee also discussed with the independent registered public accounting firm its independence from Alliance MMA and its management, including the written disclosures submitted to the Audit Committee by the independent registered public accounting firm as required by the Public Company Accounting Oversight Board.

Based on the reviews and discussions referred to above, the Audit Committee unanimously recommended to the Board of Directors (and the Board of Directors approved) that the audited financial statements be included in Alliance MMA’s Annual Report on Form 10-K for the year ended December 31, 2016 for filing with the SEC.

ANNUAL REPORT ON FORM 10-K

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 accompanies this proxy statement. The Form 10-K includes certain exhibits, copies of which will be provided only upon receipt of payment covering our reasonable expenses for such copies. The Form 10-K and exhibits may also be obtained on our website, [hyperlink to 10-k on website] or directly from the SEC's website, www.sec.gov/edgar.shtml.

STOCKHOLDER PROPOSALS FOR 2018 ANNUAL MEETING OF STOCKHOLDERS

Stockholder proposals intended for inclusion in our proxy statement and form of proxy relating to our 2018 Annual Meeting of Stockholders must be received by us not later than December 30, 2017. If we hold our 2018 Annual Meeting of Stockholders more than 30 days before or after September 1, 2018 (the one-year anniversary date of the 2017 Annual Meeting of Stockholders), we will disclose the new deadline by which stockholder proposals must be received under Item 5 of Part II of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably determined to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 under the Exchange Act. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to: Corporate Secretary, Alliance MMA, Inc., 590 Madison Avenue, 21st Floor, New York, New York 10022.

Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Under our bylaws, director nominations and other business may be brought at an Annual Meeting of Stockholders only by or at the direction of our Board of Directors or by a stockholder entitled to vote who has submitted a proposal in accordance with the requirements of our bylaws as in effect from time to time. Notice of stockholder proposals for the 2018 Annual Meeting of Stockholders, other than proposals intended for inclusion in our proxy statement as set forth in the preceding paragraph, must be received by the Corporate Secretary at our principal executive offices no later than [120 calendar days before the company’s proxy statement is released to stockholders in connection with the previous year’s annual meeting], 2018. Please refer to the full text of our advance notice bylaw provisions for additional information and requirements. If we hold our 2018 Annual Meeting of Stockholders more than 30 days before or after September 1, 2018 (the one-year anniversary date of the 2017 Annual Meeting of Stockholders), then notice of a Stockholder proposal that is not intended to be included in our proxy statement must be received not later than the close of business on the earlier of the following two dates:

•	the 10th day following the day on which notice of the meeting date is mailed, or

•	the 10th day following the day on which public disclosure of the meeting date is made.

Only such proposals as are (1) required by the rules of the SEC and (2) permissible under the Delaware General Corporation Law will be included on the 2018 Annual Meeting of Stockholders agenda. If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we are not required to present the proposal for a vote at such meeting.

Annex A

ALLIANCE MMA, INC.

AMENDED AND RESTATED 2016 EQUITY INCENTIVE PLAN

1.	Purposes of the Plan. The purposes of this Amended and Restated 2016 Equity Incentive Plan (the “Plan”) are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Employees, Directors and Consultants, and

•	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares.

2.	Definitions. As used herein, the following definitions will apply:

(a) “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards and the related issuance of Shares thereunder, including but not limited to U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under the Plan.

(c) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.

(d) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e) “Board” means the Board of Directors of the Company.

(f) “Change in Control” means the occurrence of any of the following events:

(i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; or

(ii) A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(g) “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder will include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(h) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or a duly authorized committee of the Board, in accordance with Section 4 hereof.

(i) “Common Stock” means the common stock of the Company.

(j) “Company” means Alliance MMA, Inc., a Delaware corporation, or any successor thereto.

(k) “Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital-raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act.

(l) “Director” means a member of the Board.

(m) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(n) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p) “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is increased or reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(q) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market of The NASDAQ Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(iii) For purposes of any Awards granted on the Registration Date, the Fair Market Value will be the initial price to the public as set forth in the final prospectus included within the registration statement on Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Common Stock; or

(iv) In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

(r) “Fiscal Year” means the fiscal year of the Company.

(s) “Incentive Stock Option” means an Option that by its terms qualifies and is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(t) “Inside Director” means a Director who is an Employee.

(u) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(v) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(w) “Option” means a stock option granted pursuant to the Plan.

(x) “Outside Director” means a Director who is not an Employee.

(y) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(z) “Participant” means the holder of an outstanding Award.

(aa) “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

(bb) “Performance Unit” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

(cc) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(dd) “Plan” means this Amended and Restated 2016 Equity Incentive Plan.

(ee) “Registration Date” means the effective date of the first registration statement that is filed by the Company and declared effective pursuant to Section 12(b) of the Exchange Act, with respect to any class of the Company’s securities.

(ff) “Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 7 of the Plan, or issued pursuant to the early exercise of an Option.

(gg) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(hh) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(ii) “Section 16(b)” means Section 16(b) of the Exchange Act.

(jj) “Service Provider” means an Employee, Director or Consultant.

(kk) “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

(ll) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 is designated as a Stock Appreciation Right.

(mm) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.	Stock Subject to the Plan.

(a) Stock Subject to the Plan . Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 2,000,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b) Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, is forfeited to, or repurchased by, the Company due to failure to vest, then the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares), which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, only Shares actually issued (i.e., the net Shares issued) pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 14, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a).

(c) Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4.	Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two (2) or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv) Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the number of Shares to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi) to institute and determine the terms and conditions of an Exchange Program;

(vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws;

(ix) to modify or amend each Award (subject to Section 19 of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Section 6(b) of the Plan regarding Incentive Stock Options);

(x) to allow Participants to satisfy tax withholding obligations in such manner as prescribed in Section 15 of the Plan;

(xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xii) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to such Participant under an Award; and

(xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

5.             Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6.	Stock Options.

(a) Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(b) Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c) Option Exercise Price and Consideration.

(i) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

(1) In the case of an Incentive Stock Option :(A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; and (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(2) In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(3) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii) Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note, to the extent permitted by Applicable Laws; (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6) by net exercise; (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (8) any combination of the foregoing methods of payment.

(d) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (i) a notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

7.	Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, if any, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c) Transferability. Except as provided in this Section 7 or the Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e) Removal of Restrictions. Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

8.	Restricted Stock Units.

(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(b) Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion.

(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d) Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may only settle earned Restricted Stock Units in cash, Shares, or a combination of both.

(e) Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

9.	Stock Appreciation Rights.

(a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b) Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Service Provider.

(c) Exercise Price and Other Terms. The per share exercise price for the Shares to be issued pursuant to exercise of a Stock Appreciation Right will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

(d) Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e) Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement, as determined by the Administrator, in its sole discretion. Notwithstanding the foregoing, the rules of Section 6(d) relating to exercise also will apply to Stock Appreciation Rights.

(f) Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying: (i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times (ii) The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

10.	Performance Units and Performance Shares.

(a) Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b) Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c) Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(d) Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e) Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f) Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

11.          Outside Director Limitations. Subject to the provisions of Section 14 of the Plan, no Outside Director may be granted, in any Fiscal Year, Awards covering more than 20,000 Shares.

12.          Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

13.          Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

14.          Adjustments; Dissolution or Liquidation; Change in Control.

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limit in Section 11 of the Plan.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it previously has not been exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Change in Control. In the event of a Change in Control, each outstanding Award will be treated as the Administrator determines, including, without limitation, that (i) Awards may be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such Change in Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (v) any combination of the foregoing. In taking any of the actions permitted under this Section 14(c), the Administrator will not be required to treat all Awards similarly in the transaction. In the event that the successor corporation does not assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period. For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit or Performance Share, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 14(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

(d) Outside Director Awards. With respect to Awards granted to an Outside Director, in the event of a Change in Control, the Participant will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which otherwise would not be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.

15.	Tax.

(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholding obligations are due, the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (a) paying cash, (b) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, or (c) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

(c) Compliance With Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A, the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.

16.          No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

17.          Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

18.          Term of Plan. Subject to Section 22 of the Plan, the Plan will become effective upon the later to occur of (i) its adoption by the Board or (ii) the business day immediately prior to the Registration Date. It will continue in effect for a term of ten (10) years from the date adopted by the Board, unless terminated earlier under Section 19 of the Plan.

19.          Amendment and Termination of the Plan.

(a) Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

20.          Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

21.          Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any state, federal or foreign law or under the rules and regulations of the Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.

22.          Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

ALLIANCE MMA, INC.

AMENDED AND RESTATED 2016 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

NOTICE OF GRANT OF RESTRICTED STOCK UNITS

Unless otherwise defined herein, the terms defined in the 2016 Amended and Restated Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Restricted Stock Unit Award Agreement, including the Notice of Grant of Restricted Stock Units (the “Notice of Grant”), the Terms and Conditions of Restricted Stock Unit Grant, and any appendices and exhibits attached thereto (all together, the “Award Agreement”).

Name (“Participant):	«Name»
Address:	«Address»

The undersigned Participant has been granted the right to receive an Award of Restricted Stock Units, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Date of Grant:	«GrantDate»

Vesting Commencement Date:	«VCD»

Number of Restricted Stock Units:	«Shares»

Vesting Schedule:

Subject to any acceleration provisions contained in the Plan or set forth below, the Restricted Stock Units will vest in accordance with the following schedule:

In the event Participant ceases to be a Service Provider for any or no reason before Participant vests in the Restricted Stock Units, the Restricted Stock Units and Participant’s right to acquire any Shares hereunder will immediately terminate.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Award Agreement subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of this Award Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Award Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT	ALLIANCE MMA, INC.

Signature	By

«Name»
Print Name	Print Name

Title

Address:

«Address»

ALLIANCE MMA, INC.

AMENDED AND RESTATED 2016 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

TERMS AND CONDITIONS OF RESTRICTED STOCK UNIT GRANT

1. Grant of Restricted Stock Units. The Company hereby grants to the individual (the “Participant”) named in the Notice of Grant of Restricted Stock Units of this Award Agreement (the “Notice of Grant”) under the Plan an Award of Restricted Stock Units, subject to all of the terms and conditions in this Award Agreement and the Plan, which is incorporated herein by reference. Subject to Section 19(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan shall prevail.

2. Company’s Obligation to Pay. Each Restricted Stock Unit represents the right to receive a Share on the date it vests. Unless and until the Restricted Stock Units will have vested in the manner set forth in Section 3 or 4, Participant will have no right to payment of any such Restricted Stock Units. Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Unit will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

3. Vesting Schedule. Except as provided in Section 4, and subject to Section 5, the Restricted Stock Units awarded by this Award Agreement will vest in accordance with the vesting schedule set forth in the Notice of Grant, subject to Participant continuing to be a Service Provider through each applicable vesting date.

4. Payment after Vesting.

(a) General Rule. Subject to Section 6, any Restricted Stock Units that vest will be paid to Participant (or in the event of Participant’s death, to his or her properly designated beneficiary or estate) in whole Shares. Subject to the provisions of Section 4(b), such vested Restricted Stock Units shall be paid in whole Shares as soon as practicable after vesting, but in each such case within sixty (60) days following the vesting date. In no event will Participant be permitted, directly or indirectly, to specify the taxable year of payment of any Restricted Stock Units payable under this Award Agreement.

(b) Acceleration.

(i) Discretionary Acceleration. The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Restricted Stock Units at any time, subject to the terms of the Plan. If so accelerated, such, such Restricted Stock Units will be considered as having vested as of the date specified by the Administrator. If Participant is a U.S. taxpayer, the payment of Shares vesting pursuant to this Section 4(b) shall in all cases be paid at a time or in a manner that is exempt from, or complies with, Section 409A. The prior sentence may be superseded in a future agreement or amendment to this Award Agreement only by direct and specific reference to such sentence.

(ii) Notwithstanding anything in the Plan or this Award Agreement or any other agreement (whether entered into before, on or after the Date of Grant), if the vesting of the balance, or some lesser portion of the balance, of the Restricted Stock Units is accelerated in connection with Participant’s termination as a Service Provider (provided that such termination is a “separation from service” within the meaning of Section 409A, as determined by the Company), other than due to Participant’s death, and if (x) Participant is a U.S. taxpayer and a “specified employee” within the meaning of Section 409A at the time of such termination as a Service Provider and (y) the payment of such accelerated Restricted Stock Units will result in the imposition of additional tax under Section 409A if paid to Participant on or within the six (6) month period following Participant’s termination as a Service Provider, then the payment of such accelerated Restricted Stock Units will not be made until the date six (6) months and one (1) day following the date of Participant’s termination as a Service Provider, unless Participant dies following his or her termination as a Service Provider, in which case, the Restricted Stock Units will be paid in Shares to Participant’s estate as soon as practicable following his or her death.

(c) Section 409A. It is the intent of this Award Agreement that it and all payments and benefits to U.S. taxpayers hereunder be exempt from, or comply with, the requirements of Section 409A so that none of the Restricted Stock Units provided under this Award Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to be so exempt or so comply. Each payment payable under this Award Agreement is intended to constitute a separate payment for purposes of Treasury Regulation Section 1.409A-2(b)(2). For purposes of this Award Agreement, “Section 409A” means Section 409A of the Code, and any final Treasury Regulations and Internal Revenue Service guidance thereunder, as each may be amended from time to time.

5. Forfeiture Upon Termination as a Service Provider. Notwithstanding any contrary provision of this Award Agreement, if Participant ceases to be a Service Provider for any or no reason, the then-unvested Restricted Stock Units awarded by this Award Agreement will thereupon be forfeited at no cost to the Company and Participant will have no further rights thereunder.

6. Death of Participant. Any distribution or delivery to be made to Participant under this Award Agreement will, if Participant is then deceased, be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

7. Tax Consequences. Participant has reviewed with its own tax advisors the U.S. federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Award Agreement. With respect to such matters, Participant relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Award Agreement.

8. Tax Obligations

(a) Responsibility for Taxes. Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”), the ultimate liability for any tax and/or social insurance liability obligations and requirements in connection with the Restricted Stock Units, including, without limitation, (a) all federal, state, and local taxes (including the Participant’s Federal Insurance Contributions Act (FICA) obligation) that are required to be withheld by the Company or the Employer or other payment of tax-related items related to Participant’s participation in the Plan and legally applicable to Participant, (b) the Participant’s and, to the extent required by the Company (or Employer), the Company’s (or Employer’s) fringe benefit tax liability, if any, associated with the grant, vesting, or exercise of the Restricted Stock Units or sale of Shares, and (c) any other Company (or Employer) taxes the responsibility for which the Participant has, or has agreed to bear, with respect to the Restricted Stock Units (or exercise thereof or issuance of Shares thereunder) (collectively, the “Tax Obligations”), is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer. Participant further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Restricted Stock Units, including, but not limited to, the grant, vesting or settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends or other distributions, and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate Participant’s liability for Tax Obligations or achieve any particular tax result. Further, if Participant is subject to Tax Obligations in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax Obligations in more than one jurisdiction. If Participant fails to make satisfactory arrangements for the payment of any required Tax Obligations hereunder at the time of the applicable taxable event, Participant acknowledges and agrees that the Company may refuse to issue or deliver the Shares.

(b) Tax Withholding. When Shares are issued as payment for vested Restricted Stock Units, Participant generally will recognize immediate U.S. taxable income if Participant is a U.S. taxpayer. If Participant is a non-U.S. taxpayer, Participant will be subject to applicable taxes in his or her jurisdiction. Pursuant to such procedures as the Administrator may specify from time to time, the Company and/or Employer shall withhold the minimum amount required to be withheld for the payment of Tax Obligations. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit Participant to satisfy such Tax Obligations, in whole or in part (without limitation), if permissible by applicable local law, by (a) paying cash, (b) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the amount of such Tax Obligations, (c) withholding the amount of such Tax Obligations from Participant’s wages or other cash compensation paid to Participant by the company and/or the Employer, (d) delivering to the Company already vested and owned Shares having a Fair Market Value equal to such Tax Obligations, or (e) selling a sufficient number of such Shares otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the amount of the Tax Obligations. To the extent determined appropriate by the Company in its discretion, it will have the right (but not the obligation) to satisfy any Tax Obligations by reducing the number of Shares otherwise deliverable to Participant and, until determined otherwise by the Company, this will be the method by which such Tax Obligations are satisfied. Further, if Participant is subject to tax in more than one jurisdiction between the Date of Grant and a date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges and agrees that the Company and/or the Employer (and/or former employer, as applicable) may be required to withhold or account for tax in more than one jurisdiction. If Participant fails to make satisfactory arrangements for the payment of such Tax Obligations hereunder at the time any applicable Restricted Stock Units otherwise are scheduled to vest pursuant to Sections 3 or 4, Participant will permanently forfeit such Restricted Stock Units and any right to receive Shares thereunder and the Restricted Stock Units will be returned to the Company at no cost to the Company. Participant acknowledges and agrees that the Company may refuse to deliver the Shares if such Tax Obligations are not delivered at the time they are due.

9.          Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

10. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RESTRICTED STOCK UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE EMPLOYER) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS RESTRICTED STOCK UNIT AWARD OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE EMPLOYER) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

11. Grant is Not Transferable. Except to the limited extent provided in Section 6, this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.

12. Nature of Grant. In accepting the grant, Participant acknowledges, understands and agrees that:

(a) the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted in the past;

(b) all decisions with respect to future Restricted Stock Units or other grants, if any, will be at the sole discretion of the Company;

(c) Participant is voluntarily participating in the Plan;

(d) the Restricted Stock Units and the Shares subject to the Restricted Stock Units are not intended to replace any pension rights or compensation;

(e) the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(f) the future value of the underlying Shares is unknown, indeterminable and cannot be predicted;

(g) for purposes of the Restricted Stock Units, Participant’s status as a Service Provider will be considered terminated as of the date Participant is no longer actively providing services to the Company or any Parent or Subsidiary (regardless of the reason for such termination and whether or not later to be found invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and unless otherwise expressly provided in this Award Agreement (including by reference in the Notice of Grant to other arrangements or contracts) or determined by the Administrator, Participant’s right to vest in the Restricted Stock Units under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any, unless Participant is providing bona fide services during such time); the Administrator shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of the Restricted Stock Units grant (including whether Participant may still be considered to be providing services while on a leave of absence);

(h) unless otherwise provided in the Plan or by the Company in its discretion, the Restricted Stock Units and the benefits evidenced by this Award Agreement do not create any entitlement to have the Restricted Stock Units or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and

(i) the following provisions apply only if Participant is providing services outside the United States:

(i) the Restricted Stock Units and the Shares subject to the Restricted Stock Units are not part of normal or expected compensation or salary for any purpose;

(ii) Participant acknowledges and agrees that none of the Company, the Employer or any Parent or Subsidiary shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the Restricted Stock Units or of any amounts due to Participant pursuant to the settlement of the Restricted Stock Units or the subsequent sale of any Shares acquired upon settlement; and

(iii) no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted Stock Units resulting from the termination of Participant’s status as a Service Provider (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and in consideration of the grant of the Restricted Stock Units to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against the Company, any Parent or Subsidiary or the Employer, waives his or her ability, if any, to bring any such claim, and releases the Company, any Parent or Subsidiary and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim.

13. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

14. Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Award Agreement and any other Restricted Stock Unit grant materials by and among, as applicable, the Employer, the Company and any Parent or Subsidiary for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that the Company and the Employer may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Restricted Stock Units or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.

Participant understands that Data will be transferred to a stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country of operation (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. Participant authorizes the Company, any stock plan service provider selected by the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing his or her participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands if he or she resides outside the United States, he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her status as a Service Provider and career with the Employer will not be adversely affected; the only adverse consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant Restricted Stock Units or other equity awards or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

15. Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at Alliance MMA, Inc., 590 Madison Avenue, 21st Floor, New York, New York 10022, or at such other address as the Company may hereafter designate in writing.

16. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to the Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.

17. No Waiver. Either party’s failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

18. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this Agreement may only be assigned with the prior written consent of the Company.

19. Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration, qualification or rule compliance of the Shares upon any securities exchange or under any state, federal or foreign law, the tax code and related regulations or under the rulings or regulations of the United States Securities and Exchange Commission or any other governmental regulatory body or the clearance, consent or approval of the United States Securities and Exchange Commission or any other governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate) hereunder, such issuance will not occur unless and until such listing, registration, qualification, rule compliance, clearance, consent or approval will have been completed, effected or obtained free of any conditions not acceptable to the Company. Subject to the terms of the Agreement and the Plan, the Company shall not be required to issue any certificate or certificates for Shares hereunder prior to the lapse of such reasonable period of time following the date of vesting of the Restricted Stock Units as the Administrator may establish from time to time for reasons of administrative convenience.

20. Language. If Participant has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

21. Interpretation. The Administrator will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. Neither the Administrator nor any person acting on behalf of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.

22. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.

23. Modifications to the Agreement. This Award Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducementsother than those contained herein. Modifications to this Award Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection to this Award of Restricted Stock Units.

24. Governing Law and Venue. This Award Agreement will be governed by the laws of New York, without giving effect to the conflict of law principles thereof. For purposes of litigating any dispute that arises under the Restricted Stock Units or this Award Agreement, the parties hereby submit to and consent to the jurisdiction of the State of New York, and agree that such litigation will be conducted in the courts of New York, New York or the federal courts for the United States for the Southern District of New York, and no other courts.

25. Agreement Severable. In the event that any provision in this Award Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Award Agreement.

26. Amendment, Suspension or Termination of the Plan. By accepting this Award, Participant expressly warrants that he or she has received Restricted Stock Units under the Plan, and has received, read and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time.

27. Entire Agreement. The Plan is incorporated herein by reference. The Plan and this Award Agreement (including the exhibits referenced herein) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

28. Country Addendum. Notwithstanding any provisions in this Award Agreement, the Restricted Stock Unit grant shall be subject to any special terms and conditions set forth in any appendix to this Award Agreement for Participant’s country. Moreover, if Participant relocates to one of the countries included in the Country Addendum, the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Country Addendum constitutes part of this Award Agreement.

ALLIANCE MMA, INC.

AMENDED AND RESTATED 2016 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

COUNTRY ADDENDUM

TERMS AND CONDITIONS

This Country Addendum includes additional terms and conditions that govern the award of Restricted Stock Units under the Plan if Participant works in one of the countries listed below. If Participant is a citizen or resident of a country (or is considered as such for local law purposes) other than the one in which he or she is currently working or if Participant relocates to another country after receiving the Award of Restricted Stock Units, the Company will, in its discretion, determine the extent to which the terms and conditions contained herein will be applicable to Participant.

Certain capitalized terms used but not defined in this Country Addendum shall have the meanings set forth in the Plan and/or the Award Agreement to which this Country Addendum is attached.

NOTIFICATIONS

This Country Addendum also includes notifications relating to exchange control and other issues of which Participant should be aware with respect to his or her participation in the Plan. The information is based on the exchange control, securities and other laws in effect in the countries listed in this Country Addendum, as of [DATE]. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the notifications herein as the only source of information relating to the consequences of his or her participation in the Plan because the information may be outdated when Participant vests in the Restricted Stock Units and acquires Shares, or when Participant subsequently sell Shares acquired under the Plan.

In addition, the notifications are general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result. Accordingly, Participant is advised to seek appropriate professional advice as to how the relevant laws in Participant’s country may apply to Participant’s situation.

Finally, if Participant is a citizen or resident of a country other than the one in which Participant is currently working (or is considered as such for local law purposes) or if Participant moves to another country after receiving an Award of Restricted Stock Units, the information contained herein may not be applicable to Participant.

ALLIANCE MMA, INC.

AMENDED AND RESTATED 2016 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

NOTICE OF STOCK OPTION GRANT

Unless otherwise defined herein, the terms defined in the Alliance MMA, Inc. Amended and Restated 2016 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Stock Option Agreement including the Notice of Stock Option Grant (the “Notice of Grant”), the Terms and Conditions of Stock Option Grant, and the appendices and exhibits attached thereto (all together, the “Award Agreement”).

Name (“Participant”):	«Name»

Address:	«Address»
«CityStateZip»

The undersigned Participant has been granted an Option to purchase Common Stock of Alliance MMA, Inc. (the “Company”), subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Date of Grant	«GrantDate»

Vesting Commencement Date	«VCD»

Number of Shares Granted	«Shares»

Exercise Price per Share	$«Purchase_Price»

Total Exercise Price	$«Purchase_Price»

Type of Option	____ Incentive Stock Option

____ Nonstatutory Stock Option

Term/Expiration Date	«GrantDate»

Vesting Schedule:

Subject to accelerated vesting as set forth below or in the Plan, this Option will be exercisable, in whole or in part, in accordance with the following schedule:

[Insert Vesting Schedule, e.g.: Twenty-five percent (25%) of the Shares subject to the Option shall vest on the one (1) year anniversary of the Vesting Commencement Date, and one forty-eighth (1/48th) of the Shares subject to the Option shall vest each month thereafter on the same day of the month as the Vesting Commencement Date (and if there is no corresponding day, on the last day of the month), subject to Participant continuing to be a Service Provider through each such date.]

Termination Period:

This Option will be exercisable for three (3) months after Participant ceases to be a Service Provider, unless such termination is due to Participant’s death or Disability, in which case this Option will be exercisable for twelve (12) months after Participant ceases to be a Service Provider. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and may be subject to earlier termination as provided in Section 14 of the Plan.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Award Agreement subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of this Award Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Award Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT	ALLIANCE MMA, INC.

Signature	By

«Name»
Print Name	Print Name

Title

Address:

«Address»

«CityStateZip»

ALLIANCE MMA, INC.

AMENDED AND RESTATED 2016 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

TERMS AND CONDITIONS OF STOCK OPTION GRANT

1. Grant of Option. The Company hereby grants to the individual (the “Participant”) named in the Notice of Stock Option Grant of this Award Agreement (the “Notice of Grant”) an option (the “Option”) to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), subject to all of the terms and conditions in this Award Agreement and the Plan, which is incorporated herein by reference. Subject to Section 19(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Award Agreement, the terms and conditions of the Plan will prevail.

(a) For U.S. taxpayers, the Option will be designated as either an Incentive Stock Option (“ISO”) or a Nonstatutory Stock Option (“NSO”). If designated in the Notice of Grant as an ISO, this Option is intended to qualify as an ISO under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it will be treated as an NSO. Further, if for any reason this Option (or portion thereof) will not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a NSO granted under the Plan. In no event will the Administrator, the Company or any Parent or Subsidiary or any of their respective employees or directors have any liability to Participant (or any other person) due to the failure of the Option to qualify for any reason as an ISO.

(b) For non-U.S. taxpayers, the Option will be designated as an NSO.

2. Vesting Schedule. Except as provided in Section 3, the Option awarded by this Award Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant. Shares scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in Participant in accordance with any of the provisions of this Award Agreement, unless Participant will have been continuously a Service Provider from the Date of Grant until the date such vesting occurs.

3. Administrator Discretion. The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Option at any time, subject to the terms of the Plan. If so accelerated, such Option will be considered as having vested as of the date specified by the Administrator.

4. Exercise of Option.

(a) Right to Exercise. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Award Agreement.

(b) Method of Exercise. This Option is exercisable by delivery of an exercise notice (the “Exercise Notice”) in the form attached as Exhibit A or in a manner and pursuant to such procedures as the Administrator may determine, which will state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice will be completed by Participant and delivered to the Company. The Exercise Notice will be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares together and of any Tax Obligations (as defined in Section 6(a)). This Option will be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

5. Method of Payment. Payment of the aggregate Exercise Price will be by any of the following, or a combination thereof, at the election of Participant:

(a) cash;

(b) check;

(c) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(d) if Participant is a U.S. employee, surrender of other Shares which have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares, provided that accepting such Shares, in the sole discretion of the Administrator, will not result in any adverse accounting consequences to the Company.

6. Tax Obligations.

(a) Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”), the ultimate liability for any tax and/or social insurance liability obligations and requirements in connection with the Option, including, without limitation, (a) all federal, state, and local taxes (including the Participant’s Federal Insurance Contributions Act (FICA) obligation) that are required to be withheld by the Company or the Employer or other payment of tax-related items related to Participant’s participation in the Plan and legally applicable to Participant, (b) the Participant’s and, to the extent required by the Company (or Employer), the Company’s (or Employer’s) fringe benefit tax liability, if any, associated with the grant, vesting, or exercise of the Option or sale of Shares, and (c) any other Company (or Employer) taxes the responsibility for which the Participant has, or has agreed to bear, with respect to the Option (or exercise thereof or issuance of Shares thereunder) (collectively, the “Tax Obligations”), is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer. Participant further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Option, including, but not limited to, the grant, vesting or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends or other distributions, and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Option to reduce or eliminate Participant’s liability for Tax Obligations or achieve any particular tax result. Further, if Participant is subject to Tax Obligations in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax Obligations in more than one jurisdiction. If Participant fails to make satisfactory arrangements for the payment of any required Tax Obligations hereunder at the time of the applicable taxable event, Participant acknowledges and agrees that the Company may refuse to issue or deliver the Shares.

(b) Tax Withholding. When the Option is exercised, Participant generally will recognize immediate U.S. taxable income if Participant is a U.S. taxpayer. If Participant is a non-U.S. taxpayer, Participant will be subject to applicable taxes in his or her jurisdiction. Pursuant to such procedures as the Administrator may specify from time to time, the Company and/or Employer shall withhold the minimum amount required to be withheld for the payment of Tax Obligations. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit Participant to satisfy such Tax Obligations, in whole or in part (without limitation), if permissible by applicable local law, by (a) paying cash, (b) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the amount of such Tax Obligations, (c) withholding the amount of such Tax Obligations from Participant’s wages or other cash compensation paid to Participant by the company and/or the Employer, (d) delivering to the Company already vested and owned Shares having a Fair Market Value equal to such Tax Obligations, or (e) selling a sufficient number of such Shares otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the amount of the Tax Obligations. To the extent determined appropriate by the Company in its discretion, it will have the right (but not the obligation) to satisfy any Tax Obligations by reducing the number of Shares otherwise deliverable to Participant. Further, if Participant is subject to tax in more than one jurisdiction between the Date of Grant and a date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges and agrees that the Company and/or the Employer (and/or former employer, as applicable) may be required to withhold or account for tax in more than one jurisdiction. If Participant fails to make satisfactory arrangements for the payment of any required Tax Obligations hereunder at the time of the Option exercise, Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Shares if such amounts are not delivered at the time of exercise.

(c) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Participant herein is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, or (ii) the date one (1) year after the date of exercise, Participant will immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant.

(d) Code Section 409A. Under Code Section 409A, an option that vests after December 31, 2004 (or that vested on or prior to such date but which was materially modified after October 3, 2004) that was granted with a per share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the fair market value of a share on the date of grant (a “Discount Option”) may be considered “deferred compensation.” A Discount Option may result in (i) income recognition by Participant prior to the exercise of the option, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges. The Discount Option may also result in additional state income, penalty and interest charges to Participant. Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share Exercise Price of this Option equals or exceeds the Fair Market Value of a Share on the Date of Grant in a later examination. Participant agrees that if the IRS determines that the Option was granted with a per Share Exercise Price that was less than the Fair Market Value of a Share on the Date of Grant, Participant will be solely responsible for Participant’s costs related to such a determination.

7. Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

8. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE EMPLOYER) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE EMPLOYER) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

9. Nature of Grant. In accepting the Option, Participant acknowledges, understands and agrees that:

(a) the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past;

(b) all decisions with respect to future option or other grants, if any, will be at the sole discretion of the Company;

(c) Participant is voluntarily participating in the Plan;

(d) the Option and any Shares acquired under the Plan are not intended to replace any pension rights or compensation;

(e) the Option and Shares acquired under the Plan and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(f) the future value of the Shares underlying the Option is unknown, indeterminable, and cannot be predicted with certainty;

(g) if the underlying Shares do not increase in value, the Option will have no value;

(h) if Participant exercises the Option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price;

(i) for purposes of the Option, Participant’s engagement as a Service Provider will be considered terminated as of the date Participant is no longer actively providing services to the Company or any Parent or Subsidiary (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and unless otherwise expressly provided in this Award Agreement (including by reference in the Notice of Grant to other arrangements or contracts) or determined by the Administrator, (i) Participant’s right to vest in the Option under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is a Service Provider or Participant’s employment or service agreement, if any, unless Participant is providing bona fide services during such time); and (ii) the period (if any) during which Participant may exercise the Option after such termination of Participant’s engagement as a Service Provider will commence on the date Participant ceases to actively provide services and will not be extended by any notice period mandated under employment laws in the jurisdiction where Participant is employed or terms of Participant’s engagement agreement, if any; the Administrator shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of his or her Option grant (including whether Participant may still be considered to be providing services while on a leave of absence);

(j) unless otherwise provided in the Plan or by the Company in its discretion, the Option and the benefits evidenced by this Award Agreement do not create any entitlement to have the Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and

(k) the following provisions apply only if Participant is providing services outside the United States:

(i)            the Option and the Shares subject to the Option are not part of normal or expected compensation or salary for any purpose;

(ii)           Participant acknowledges and agrees that none of the Company, the Employer, or any Parent or Subsidiary shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the Option or of any amounts due to Participant pursuant to the exercise of the Option or the subsequent sale of any Shares acquired upon exercise; and

(iii)          no claim or entitlement to compensation or damages shall arise from forfeiture of the Option resulting from the termination of Participant’s engagement as a Service Provider (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and in consideration of the grant of the Option to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against the Company, any Parent, any Subsidiary or the Employer, waives his or her ability, if any, to bring any such claim, and releases the Company, any Parent or Subsidiary and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim.

10. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

11. Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Award Agreement and any other Option grant materials by and among, as applicable, the Employer, the Company and any Parent or Subsidiary for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and the Employer may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.

Participant understands that Data will be transferred to a stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country of operation (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. Participant authorizes the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that if he or she resides outside the United States, he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her engagement as a Service Provider and career with the Employer will not be adversely affected; the only adverse consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant Options or other equity awards or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

12. Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at Alliance MMA, Inc., 590 Madison Avenue, 21st Floor, New York, New York 10022, or at such other address as the Company may hereafter designate in writing.

13. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant.

14. Successors and Assigns. The Company may assign any of its rights under this Award Agreement to single or multiple assignees, and this Award Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Award Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this Award Agreement may only be assigned with the prior written consent of the Company.

15. Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration, qualification or rule compliance of the Shares upon any securities exchange or under any state, federal or foreign law, the tax code and related regulations or under the rulings or regulations of the United States Securities and Exchange Commission or any other governmental regulatory body or the clearance, consent or approval of the United States Securities and Exchange Commission or any other governmental regulatory authority is necessary or desirable as a condition to the purchase by, or issuance of Shares, to Participant (or his or her estate) hereunder, such purchase or issuance will not occur unless and until such listing, registration, qualification, rule compliance, clearance, consent or approval will have been completed, effected or obtained free of any conditions not acceptable to the Company. Subject to the terms of the Award Agreement and the Plan, the Company shall not be required to issue any certificate or certificates for Shares hereunder prior to the lapse of such reasonable period of time following the date of exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience.

16. Language. If Participant has received this Award Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

17. Interpretation. The Administrator will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Shares subject to the Option have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. Neither the Administrator nor any person acting on behalf of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.

18. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to Options awarded under the Plan or future options that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.

19. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.

20. Agreement Severable. In the event that any provision in this Award Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Award Agreement.

21. Amendment, Suspension or Termination of the Plan. By accepting this Award, Participant expressly warrants that he or she has received an Option under the Plan, and has received, read and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time.

22. Governing Law and Venue. This Award Agreement will be governed by the laws of New York, without giving effect to the conflict of law principles thereof. For purposes of litigating any dispute that arises under this Option or this Award Agreement, the parties hereby submit to and consent to the jurisdiction of the State of New York, and agree that such litigation will be conducted in the courts of New York, New York, or the federal courts for the United States for the Southern District of New York, and no other courts, where this Option is made and/or to be performed.

23. Country Addendum. Notwithstanding any provisions in this Award Agreement, this Option shall be subject to any special terms and conditions set forth in any appendix to this Award Agreement for Participant’s country (the “Country Addendum”). Moreover, if Participant relocates to one of the countries included in the Country Addendum, the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Country Addendum constitutes part of this Award Agreement.

24. Modifications to the Agreement. This Award Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Code Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A of the Code in connection with the Option.

25. No Waiver. Either party’s failure to enforce any provision or provisions of this Award Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Award Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

26. Tax Consequences. Participant has reviewed with its own tax advisors the U.S. federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Award Agreement. With respect to such matters, Participant relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Award Agreement.

ALLIANCE MMA, INC.

AMENDED AND RESTATED 2016 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

COUNTRY ADDENDUM

TERMS AND CONDITIONS

This Country Addendum includes additional terms and conditions that govern the Option granted to Participant under the Plan if Participant works in one of the countries listed below. If Participant is a citizen or resident of a country (or is considered as such for local law purposes) other than the one in which he or she is currently working or if Participant relocates to another country after receiving the Option, the Company will, in its discretion, determine the extent to which the terms and conditions contained herein will be applicable to Participant.

Certain capitalized terms used but not defined in this Country Addendum shall have the meanings set forth in the Plan, the and/or the Award Agreement to which this Country Addendum is attached.

NOTIFICATIONS

This Country Addendum also includes notifications relating to exchange control and other issues of which Participant should be aware with respect to his or her participation in the Plan. The information is based on the exchange control, securities and other laws in effect in the countries listed in this Country Addendum, as of [DATE]. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the notifications herein as the only source of information relating to the consequences of his or her participation in the Plan because the information may be outdated when Participant exercises the Option or sells Shares acquired under the Plan.

In addition, the notifications are general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result. Accordingly, Participant is advised to seek appropriate professional advice as to how the relevant laws in Participant’s country may apply to Participant’s situation.

Finally, if Participant is a citizen or resident of a country other than the one in which Participant is currently working (or is considered as such for local law purposes) or if Participant moves to another country after the Option is granted, the information contained herein may not be applicable to Participant.

EXHIBIT A

ALLIANCE MMA, INC.

AMENDED AND RESTATED 2016 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

590 Madison Avenue, 21st Floor

New York, New York 10022

Attention: Stock Administration

1.            Exercise of Option. Effective as of today,                     ,         , the undersigned (“Purchaser”) hereby elects to purchase                  shares (the “Shares”) of the Common Stock of Alliance MMA, Inc. (the “Company”) under and pursuant to the Amended and Restated 2016 Equity Incentive Plan (the “Plan”) and the Stock Option Agreement, dated                      and including the Notice of Grant, the Terms and Conditions of Stock Option Grant, and appendices and exhibits attached thereto (the “Award Agreement”). The purchase price for the Shares will be $            , as required by the Award Agreement.

2.            Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price of the Shares and any Tax Obligations (as defined in Section 6(a) of the Award Agreement) to be paid in connection with the exercise of the Option.

3.            Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Award Agreement and agrees to abide by and be bound by their terms and conditions.

4.            Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Shares so acquired will be issued to Purchaser as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 14 of the Plan.

5.            Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

6.            Entire Agreement; Governing Law. The Plan and Award Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, and choice of law rules, of New York.

Submitted by:	Accepted by:

PURCHASER	ALLIANCE MMA, INC.

Signature	By

Print Name	Its

Address:

Date Received

FORM OF PROXY

ALLIANCE MMA, INC.

ANNUAL MEETING OF STOCKHOLDERS

September 1, 2017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Alliance MMA, Inc. (the “Company”) hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated ______________ , 2017 and hereby appoints Paul Danner and John Price, and each of them, with full power of substitution, as Proxy or Proxies to vote all shares of the Company’s common stock of the undersigned at the Annual Meeting of Stockholders of Alliance MMA, Inc. to be held on September 1, 2017, and at any adjournments thereof, upon the proposals set forth in this and described in the Proxy Statement, and in their discretion with respect to such other matters as may be properly brought before the meeting or any adjournments thereof.

If this proxy is properly executed and returned, this proxy will be voted for the specifications made below or if no direction is made, this proxy will be voted “for” the nominees for directors set forth below as item 1, and “for” items 2 and 3.

Either of such Proxies or substitutes shall have and may exercise all of the powers of said Proxies hereunder.

1.	To elect the members of the Board of Directors to hold office until the 2018 Annual Meeting of Stockholders.

Paul K. Danner, III

☐ FOR	☐ WITHHELD

Joseph Gambarale

☐ FOR	☐ WITHHELD

Renzo Gracie

☐ FOR	☐ WITHHELD

Mark Shefts

☐ FOR	☐ WITHHELD

Joel D. Tracy

☐ FOR	☐ WITHHELD

Burt A. Watson

☐ FOR	☐ WITHHELD

2.	To ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	To approve the Alliance MMA, Inc. Amended and Restated 2016 Equity Incentive Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Mark box at right if an address change or comment has been noted on this card.

☐

This Proxy should be marked, dated and signed by the stockholder or stockholders exactly as the stockholder’s or stockholders’ names appear hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary or representative capacity should so indicate. If shares are held by joint tenants, as community property or otherwise by more than one person, all should sign.

Signature:	Date:	Signature:	Date: